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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 15, 1998



                             JMAR TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



                                STATE OF DELAWARE
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                 (State or other jurisdiction of incorporation)




     1-10515                                  68-0131180
     -------                                  ----------
(Commission File No.)              (IRS Employer Identification No.)


             3956 SORRENTO VALLEY BLVD., SAN DIEGO, CALIFORNIA 92121
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (619) 535-1706



                              JMAR INDUSTRIES, INC.
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        (Former name of or former address, if changed since last report)



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Item    5. OTHER EVENTS

        1. On May 27, 1998, the Registrant amended its Certificate of Incorporation to change its name from JMAR Industries, Inc. to JMAR Technologies, Inc. The name change amendment was effected by forming a corporation in Delaware with the new name and merging the new corporation into the Registrant.

        2. In May and June, 1998, the Registrant's subsidiaries amended their names as follows:

                a. JMAR Technology Co. changed its name to JMAR Research, Inc.;
                b. Pacific Precision Laboratories, Inc. changed its name to JMAR Precision Systems, Inc.; and
                c. California ASIC, Inc. changed its name to JMAR Semiconductor, Inc.

        3. On May 15, 1998, the Registrant's solicitation of consents of the holders of its publicly traded Common Stock Purchase Warrants (NASDAQ NM symbol: JMARW) to certain amendments to the Warrants concluded. Prior to the consent solicitation, a total of 2,705,882 Common Stock Purchase Warrants were issued and outstanding. Holders of a total of 2,443,549 Warrants consented to the proposed amendments and a total of 262,333 Warrants have expired due to either the receipt of a negative vote or the failure of the holders to respond to the Warrant Consent Solicitation by the deadline. Effective as of May 15, 1998, the Warrants are amended as follows: (i) the Warrant exercise price has been increased from $4.68 to $5.50 per share, (ii) the existing redemption provision has been adjusted to provide that the Company may redeem any unexercised Warrants for $0.05 per Warrant if the average closing price of the Company's Common Stock is $7.00 or more over a period of ten consecutive trading days and (iii) the expiration date of the Warrants has been extended to May 15, 2000. The Registrant reserves the right to amend Warrants held by holders who did not respond to the Warrant Consent Solicitation by the deadline in circumstances where the Registrant, in its sole discretion, deems appropriate.

Item    7. EXHIBITS

        The following exhibits are filed as part of this report:

        3       Certificate of Ownership and Merger.
        4       Amended Common Stock Purchase Warrant Certificate
        21      Subsidiaries of the Registrant.
        99.1    Press Release, dated June 3, 1998, reporting name changes.
        99.2    Press Release, dated June 12, 1998, reporting results of Warrant amendments.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATE: June 12, 1998                                 JMAR TECHNOLOGIES, INC.
                                                    (Registrant)



                                                     BY: /s/ Dennis E. Valentine
                                                        ------------------------
                                                        Dennis E. Valentine
                                                        Chief Financial Officer



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                                INDEX TO EXHIBITS



                                                                          Located at Page
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
Exhibit 3      Certificate of Ownership and Merger                               5

Exhibit 4      Amended Common Stock Purchase Warrant Certificate                 6

Exhibit 21     Subsidiaries of the Registrant                                    7

Exhibit 99.1   Press Release, dated June 3, 1998 reporting name changes          8

Exhibit 99.2   Press Release, dated June 12, 1998, reporting results of
               Warrant amendments                                                11




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